Exhibit 4.5

Power of Attorney

The undersigned, Chen Sheng, as a holder of RMB 57,000,000 of registered capital (the “Target Shares”) of Beijing Yiyun Network Technology Co., Ltd. (the “Company” or “VIE”), agrees on April 22, 2024 to grant the rights of, in and to my shareholding of the Target Shares in the Company to the listed company group (the “VNET Group, Inc.”) or the person(s) designated by VNET Group, Inc. (including, without limitation, the directors of VNET Group, Inc.’s parent company and their successors and any liquidators replacing directors of the parent company, but excluding the undersigned, or any entity who is not independent or may give rise to an actual or potential conflict of interest) (the “Authorizee”), and hereby unconditionally and irrevocably authorizes the Authorizee to exercise the following rights within the term of this power of attorney:

The Authorizee is authorized to act on behalf of the undersigned and in the undersigned’s name to exercise all the rights of, in and to shareholding of the Target Shares in the Company in accordance with the laws and articles of association of the Company, including, without limitation, proposing to convene shareholders meeting, receiving any notice regarding convention and procedures of shareholders meeting, attending any shareholders meeting of the Company and exercising any and all voting rights as holder of the Target Shares of the Company (including designating and appointing any director, general manager, chief financial officer and any other officer of the Company and making decision regarding dividend and distribution, each as authorized representative of the undersigned at applicable shareholders meeting of the Company), execute any resolutions and minutes on behalf of the undersigned and in the undersigned’s name as holder of the Target Shares of the Company, file the required documents in the relevant company registry (or the corresponding local Administration for Industry and Commerce), and selling, transferring, encumbering or disposing the Target Shares of the Company held by the undersigned, and cause the Company to dispose the assets of the Company or its subsidiaries in accordance with the instructions of the Authorizee or the shareholders’ resolution approved by the Authorizee pursuant to this Power of Attorney. Without written consent from VNET Group, Inc., the undersigned shall have no right to increase the capital, decrease the capital, transfer, re-encumber or otherwise dispose or change the Target Shares held by the undersigned.

The Authorizee has the right to authorize any person unanimously appointed by its board of directors (or the executive director) to exercise the rights granted to the Authorizee under this power of attorney.

During the period of this power of attorney, the undersigned hereby waives to exercise any rights attaching to the Target Shares which have been authorized to the Authorizee by this power of attorney in the Company’s capacity as a shareholder and cease to exercise any right thereof on his own behalf.

In connection with the authorization under this power of attorney, the undersigned hereby undertakes and warrants that:

i.

The undersigned shall not execute any document or make any commitment with any other party that is in conflict of interests with the agreements executed by the authorized party and under performance. The undersigned shall not take any action or omit to take any action that may result in the conflict of interests between the undersigned and VNET Group, Inc. and its shareholders. If such conflict of interest arises (and VNET Group, Inc. is entitled to unilaterally determine whether such conflict of interest arises), the undersigned shall take steps to eliminate it as soon as possible in a timely manner subject to VNET Group, Inc.’s consent. If the undersigned refuses to take measures to eliminate conflicts of interest, VNET Group, Inc. shall have the right to exercise the call option under the Equity Option Agreement and/or the pledge right under the Equity Pledge Agreement.

ii.

In the event of the bankruptcy, liquidation, dissolution or termination of VIE, all assets acquired by the undersigned after the bankruptcy, liquidation, dissolution or termination of VIE, including the equity interest of VIE, will be transferred to VNET Group, Inc. free of charge or at the lowest price permitted by the then PRC law, or disposed of by the then liquidator for the benefit of VNET Group, Inc.’s direct or indirect shareholders and/or creditors.

iii.

In the case of death, incapacitation, marriage, divorce, bankruptcy or any other events which may affect the exercise of the equity interest held by the undersigned in VIE, the undersigned shall ensure that my successors (including spouse, children, parents, brothers and sisters, grandparents, and maternal grandparents) or any shareholders or transferees who then hold equity interest in VIE will issue a power of attorney the same as this power of attorney and assume all of rights and obligations hereunder held by the undersigned.

iv.

The undersigned will provide sufficient assistance to the Authorizee and/or VNET Group, Inc. in obtaining the entrusted rights, including timely execution of the relevant legal documents as necessary (e.g., for purpose the submission of documents required for the approval, registration or filing with governmental authorities or requirements of laws and regulations, regulatory documents, articles of association or orders or orders of other governmental authorities). Upon receipt of a written request from VNET Group, Inc. in connection with the exercise of the entrusted rights, the undersigned shall take actions within three (3) days after the receipt of such written request to satisfy the VNET Group, Inc.’s request.

The undersigned acknowledges that: (i) The undersigned's Target Shares of the Company and any interest therein is not community property and the undersigned's spouse does not own and has no control over such property or interest; (ii) The undersigned's daily operation, management and voting matters of the Company are not influenced by the undersigned's spouse; and (iii) in the event of the undersigned's divorce from his or her spouse, the undersigned will take all actions deemed necessary by VNET Group, Inc. to safeguard the performance of the control documents.

The undersigned further confirms that, upon the request of VNET Group, Inc., when the PRC law allows VNET Group, Inc. to operate the relevant business operated by the Company or invest in the Company without the use of the control documents, the undersigned will transfer all of the Target Shares of the Company to VNET Group, Inc. and/or its designated third parties and terminate the control documents. Subject to PRC law, upon termination of the control documents, the undersigned will return any consideration received from VNET Group, Inc. in connection with the acquisition of Target Shares of the Company to VNET Group, Inc. or an entity designated by VNET Group, Inc. in the manner required by VNET Group, Inc.

In all disputes arising out of or in connection with the execution of this power of attorney, either party to the power of attorney and the Authorizee shall be entitled to submit such disputes to arbitration by the China International Economic and Trade Arbitration Commission in accordance with its arbitration rules then in force. The place of arbitration shall be Beijing and the language to be used in the arbitration shall be Chinese. The arbitral award shall be final and binding on both parties to the agreement. The arbitration tribunal or arbitrator may, in accordance with the dispute resolution provisions and / or applicable PRC laws, award compensation, compulsory relief (including but not limited to for the purpose of business operation or compulsory transfer of assets) or order the liquidation of VIE and its subsidiaries in respect of the equity, assets, property rights or land assets of VIE and its subsidiaries. In addition, during the arbitration or under appropriate circumstances, at the request of either Party, the court with jurisdiction (including the PRC courts) has the right to grant interim injunctive or other interim relief to support the arbitration. In addition to the PRC courts, the courts of Hong Kong, the Cayman Islands and the courts of the place where the major assets of VIE and / or its subsidiaries are located shall also be deemed to have jurisdiction for the above purposes. This provision shall survive the termination or rescission of this document. This power of attorney shall remain in effect except for matters in dispute between the undersigned and the Authorized.

In the event of the undersigned’s death, incapacity, divorce or any circumstances that may affect the undersigned’s exercise of his shareholder rights in the Company, none of the undersigned’s spouse, heirs, guardians, creditors or any other person entitled to claim rights or interests in the equity of the Company held by the undersigned shall, under any circumstances or in any manner, take any action that may affect or hinder the performance of the Borrower’s obligations hereunder; the undersigned’s spouse, heirs, guardians, creditors or any other person entitled to claim rights or interests in the equity of the Company held by the undersigned shall continue to be bound by the terms of this Power of Attorney and the responsibilities and obligations of such shareholder hereunder.

If any part of this power of attorney shall become invalid or unenforceable due to the mandatory provisions of law, the undersigned will use his best efforts to seek an alternative satisfactory to VNET Group, Inc., and other authorization shall remain in full force and effect.

This power of attorney shall become effective from the date hereof and replace the original Power of Attorney executed by the undersigned. This power of attorney shall be valid for ten years from the execution date of this Power of Attorney. In the event that the VNET Group, Inc. determines that the laws of the PRC allow the VNET Group, Inc. to operate the relevant business operated by VIE or to invest in VIE without adopting controlling agreements, the VNET Group, Inc. shall have the right to terminate this Power of Attorney at any time by notifying the undersigned in writing during the validity period of this Power of Attorney. Upon the expiration of this power of attorney, the undersigned shall, at the request of VNET Group, Inc., extend the term of this power of attorney.

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Authorizer: /s/ Chen Sheng

Date: April 22, 2024

Power of Attorney

The undersigned, Zhang Jun, as a holder of RMB 3,000,000 of registered capital (the “Target Shares”) of Beijing Yiyun Network Technology Co., Ltd. (the “Company” or “VIE”), agrees on April 22, 2024 to grant the rights of, in and to my shareholding of the Target Shares in the Company to The listed company group (the “VNET Group, Inc.”) or the person(s) designated by VNET Group, Inc. (including, without limitation, the directors of VNET Group, Inc.’s parent company and their successors and any liquidators replacing directors of the parent company, but excluding the undersigned, or any entity who is not independent or may give rise to an actual or potential conflict of interest) (the “Authorizee”), and hereby unconditionally and irrevocably authorizes the Authorizee to exercise the following rights within the term of this power of attorney:

The Authorizee is authorized to act on behalf of the undersigned and in the undersigned’s name to exercise all the rights of, in and to shareholding of the Target Shares in the Company in accordance with the laws and articles of association of the Company, including, without limitation, proposing to convene shareholders meeting, receiving any notice regarding convention and procedures of shareholders meeting, attending any shareholders meeting of the Company and exercising any and all voting rights as holder of the Target Shares of the Company (including designating and appointing any director, general manager, chief financial officer and any other officer of the Company and making decision regarding dividend and distribution, each as authorized representative of the undersigned at applicable shareholders meeting of the Company), execute any resolutions and minutes on behalf of the undersigned and in the undersigned’s name as holder of the Target Shares of the Company, file the required documents in the relevant company registry (or the corresponding local Administration for Industry and Commerce), and selling, transferring, encumbering or disposing the Target Shares of the Company held by the undersigned, and cause the Company to dispose the assets of the Company or its subsidiaries in accordance with the instructions of the Authorizee or the shareholders’ resolution approved by the Authorizee pursuant to this Power of Attorney. Without written consent from VNET Group, Inc., the undersigned shall have no right to increase the capital, decrease the capital, transfer, re-encumber or otherwise dispose or change the Target Shares held by the undersigned.

The Authorizee has the right to authorize any person unanimously appointed by its board of directors (or the executive director) to exercise the rights granted to the Authorizee under this power of attorney.

During the period of this power of attorney, the undersigned hereby waives to exercise any rights attaching to the Target Shares which have been authorized to the Authorizee by this power of attorney in the Company’s capacity as a shareholder and cease to exercise any right thereof on his own behalf.

In connection with the authorization under this power of attorney, the undersigned hereby undertakes and warrants that:

i.

The undersigned shall not execute any document or make any commitment with any other party that is in conflict of interests with the agreements executed by the authorized party and under performance. The undersigned shall not take any action or omit to take any action that may result in the conflict of interests between the undersigned and VNET Group, Inc. and its shareholders. If such conflict of interest arises (and VNET Group, Inc. is entitled to unilaterally determine whether such conflict of interest arises), the undersigned shall take steps to eliminate it as soon as possible in a timely manner subject to VNET Group, Inc.’s consent. If the undersigned refuses to take measures to eliminate conflicts of interest, VNET Group, Inc. shall have the right to exercise the call option under the Equity Option Agreement and/or the pledge right under the Equity Pledge Agreement.

ii.

In the event of the bankruptcy, liquidation, dissolution or termination of VIE, all assets acquired by the undersigned after the bankruptcy, liquidation, dissolution or termination of VIE, including the equity interest of VIE, will be transferred to VNET Group, Inc. free of charge or at the lowest price permitted by the then PRC law, or disposed of by the then liquidator for the benefit of VNET Group, Inc.’s direct or indirect shareholders and/or creditors.

iii.

In the case of death, incapacitation, marriage, divorce, bankruptcy or any other events which may affect the exercise of the equity interest held by the undersigned in VIE, the undersigned shall ensure that my successors (including spouse, children, parents, brothers and sisters, grandparents, and maternal grandparents) or any shareholders or transferees who then hold equity interest in VIE will issue a power of attorney the same as this power of attorney and assume all of rights and obligations hereunder held by the undersigned.

iv.

The undersigned will provide sufficient assistance to the Authorizee and/or VNET Group, Inc. in obtaining the entrusted rights, including timely execution of the relevant legal documents as necessary (e.g., for purpose the submission of documents required for the approval, registration or filing with governmental authorities or requirements of laws and regulations, regulatory documents, articles of association or orders or orders of other governmental authorities). Upon receipt of a written request from VNET Group, Inc. in connection with the exercise of the entrusted rights, the undersigned shall take actions within three (3) days after the receipt of such written request to satisfy the VNET Group, Inc.’s request.

The undersigned acknowledges that: (i) The undersigned's Target Shares of the Company and any interest therein is not community property and the undersigned's spouse does not own and has no control over such property or interest; (ii) The undersigned's daily operation, management and voting matters of the Company are not influenced by the undersigned's spouse; and (iii) in the event of the undersigned's divorce from his or her spouse, the undersigned will take all actions deemed necessary by VNET Group, Inc. to safeguard the performance of the control documents.

The undersigned further confirms that, upon the request of VNET Group, Inc., when the PRC law allows VNET Group, Inc. to operate the relevant business operated by the Company or invest in the Company without the use of the control documents, the undersigned will transfer all of the Target Shares of the Company to VNET Group, Inc. and/or its designated third parties and terminate the control documents. Subject to PRC law, upon termination of the control documents, the undersigned will return any consideration received from VNET Group, Inc. in connection with the acquisition of Target Shares of the Company to VNET Group, Inc. or an entity designated by VNET Group, Inc. in the manner required by VNET Group, Inc..

In all disputes arising out of or in connection with the execution of this power of attorney, either party to the power of attorney and the Authorizee shall be entitled to submit such disputes to arbitration by the China International Economic and Trade Arbitration Commission in accordance with its arbitration rules then in force. The place of arbitration shall be Beijing and the language to be used in the arbitration shall be Chinese. The arbitral award shall be final and binding on both parties to the agreement. The arbitration tribunal or arbitrator may, in accordance with the dispute resolution provisions and / or applicable PRC laws, award compensation, compulsory relief (including but not limited to for the purpose of business operation or compulsory transfer of assets) or order the liquidation of VIE and its subsidiaries in respect of the equity, assets, property rights or land assets of VIE and its subsidiaries. In addition, during the arbitration or under appropriate circumstances, at the request of either Party, the court with jurisdiction (including the PRC courts) has the right to grant interim injunctive or other interim relief to support the arbitration. In addition to the PRC courts, the courts of Hong Kong, the Cayman Islands and the courts of the place where the major assets of VIE and / or its subsidiaries are located shall also be deemed to have jurisdiction for the above purposes. This provision shall survive the termination or rescission of this document. This power of attorney shall remain in effect except for matters in dispute between the undersigned and the Authorized.

In the event of the undersigned’s death, incapacity, divorce or any circumstances that may affect the undersigned’s exercise of his shareholder rights in the Company, none of the undersigned’s spouse, heirs, guardians, creditors or any other person entitled to claim rights or interests in the equity of the Company held by the undersigned shall, under any circumstances or in any manner, take any action that may affect or hinder the performance of the Borrower’s obligations hereunder; the undersigned’s spouse, heirs, guardians, creditors or any other person entitled to claim rights or interests in the equity of the Company held by the undersigned shall continue to be bound by the terms of this Power of Attorney and the responsibilities and obligations of such shareholder hereunder.

If any part of this power of attorney shall become invalid or unenforceable due to the mandatory provisions of law, the undersigned will use his best efforts to seek an alternative satisfactory to VNET Group, Inc., and other authorization shall remain in full force and effect.

This power of attorney shall become effective from the date hereof and replace the original Power of Attorney executed by the undersigned. This power of attorney shall be valid for ten years from the execution date of this Power of Attorney. In the event that the VNET Group, Inc. determines that the laws of the PRC allow the VNET Group, Inc. to operate the relevant business operated by VIE or to invest in VIE without adopting controlling agreements, the VNET Group, Inc. shall have the right to terminate this Power of Attorney at any time by notifying the undersigned in writing during the validity period of this Power of Attorney. Upon the expiration of this power of attorney, the undersigned shall, at the request of VNET Group, Inc., extend the term of this power of attorney.

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Authorizer: /s/ Zhang Jun

Date: April 22, 2024